Amendment No. 1 to the Servicing Agreement

This is Amendment No. 1 dated October 1, 2001 to that certain Servicing Agreement (the “Agreement”) dated as of May 1, 2001 between EMC MORTGAGE CORPORATION, as Owner and GMAC MORTGAGE CORPORATION, as Servicer.

W I T N E S S E T H :

WHEREAS, the Owner is the owner of the Mortgage Loans and the Servicer is the servicer of the Mortgage Loans; and

WHEREAS, the Owner and the Servicer wish to amend the Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree that the following amendment shall be made to the Agreement:

(a) The following shall replace (i)(a), (b) and (c) in the first paragraph of Section 5.01:

“(i) all amounts credited to the Custodial Account as of the close of business on the related preceding Determination Date, except Principal Prepayments received on or after the first day of the month in which the Remittance Date occurs shall be remitted to the Owner on the next following Remittance Date,”

(b) Capitalized terms used herein and not defined shall have the meanings set forth in the Agreement.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(d) Except as such amendments are made herein, the Agreement shall remain in full force and effect.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Owner and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

EMC MORTGAGE CORPORATION
Owner

By:________________________
Name:
Title:

GMAC MORTGAGE CORPORATION
Servicer

By: _______________________
Name:
Title: